UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07177

Name of Fund: BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 01/31/2013

Date of reporting period: 07/31/2012

Item 1 – Report to Stockholders

July 31, 2012

Semi-Annual Report (Unaudited)

BlackRock Mid Cap Value Opportunities Fund  |  of BlackRock Mid Cap Value Opportunities Series, Inc.

Not FDIC Insured    No Bank Guarantee    May Lose Value

2	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012

Dear Shareholder

About this time one year ago, financial markets fell into turmoil, triggered by Standard & Poor’s historic downgrade of US government debt. Since then, asset prices have continued to move broadly in “risk-on” rallies and “risk-off” retreats driven by macro-level concerns, primarily the sovereign debt crisis in Europe and uncertainty about global economic growth.

Equity markets crumbled in the third quarter of 2011 as fearful investors fled riskier assets in favor of traditionally safe investments including US Treasuries and gold. In October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

The summer brought a modest rebound in most asset classes. However, financial markets continued to swing sharply in both directions as investors reacted to mixed economic data as well as comments and policy actions — or lack of action — from central banks around the globe.

On the whole, higher quality investments outperformed riskier asset classes for the 12 months ended July 31, 2012 as investors continued to focus on safety. US Treasury bonds delivered the strongest returns, followed by tax-exempt municipal bonds. Some higher-risk investments, including US large-cap stocks and corporate bonds, managed to post gains for the one-year period, and while US small-cap stocks generated a slight gain for the 12-month period, they posted a marginal loss for the last 6 months. International and emerging equities, which experienced significant downturns in 2011, lagged other asset classes amid ongoing global uncertainty. US large-cap stocks and high yield bonds rallied higher in recent months as many investors increased their appetite for risk. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	6.25%	9.13%
US small cap equities (Russell 2000® Index)	(0.03)	0.19
International equities (MSCI Europe, Australasia, Far East Index)	(1.15)	(11.45)
Emerging market equities (MSCI Emerging Markets Index)	(4.83)	(13.93)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.07
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	4.31	15.58
US investment grade bonds (Barclays US Aggregate Bond Index)	2.88	7.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.22	10.70
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.05	8.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2012

Investment Objective

BlackRock Mid Cap Value Opportunities Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that Fund management believes are undervalued and therefore represent an investment value.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended July 31, 2012, the Fund underperformed its benchmark, the S&P MidCap 400® Value Index.

What factors influenced performance?

•

Stock selection in the information technology (“IT”) and industrials sectors detracted from the Fund’s performance during the period, as did stock selection and overweights in energy and health care. More specifically, underperformance in IT was concentrated among the Fund’s communications equipment holdings as the industry struggled amid emerging evidence of a widespread trend of declining enterprise spending. Additionally, the Fund’s software holdings suffered the impact of slowing video game sales. In industrials, exposure to aerospace & defense and machinery companies hurt returns due to earnings disappointments and declining investor sentiment for these cyclical areas given macroeconomic concerns. In the energy sector, the Fund’s preference for exploration & production companies negatively impacted performance as the outlook for commodity prices dimmed during the period. Finally, certain health care holdings in the providers & services and equipment & supplies industries underperformed due to earnings weakness and a product recall at Alere, Inc.

•

Conversely, stock selection in the consumer discretionary and consumer staples sectors had a positive impact on relative performance. The most notable individual contributors were holdings in hotels, restaurants & leisure products and specialty retailers. Additionally, an underweight to industrials proved beneficial for performance.

Describe recent portfolio activity.

•

During the period, the Fund increased exposure to the consumer discretionary sector, mostly within retailers, and added to its energy holdings. Conversely, the Fund decreased its allocation to IT, mostly by reducing exposure to communications equipment companies.

Describe portfolio positioning at period end.

•

At the end of the period, the Fund was most notably overweight relative to the S&P MidCap 400® Value Index in the health care and energy sectors, while it was underweight in financials, industrials, materials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
United Therapeutics Corp.	2%
Omnicare, Inc.	2
Dupont Fabros Technology, Inc.	2
Coventry Health Care, Inc.	2
Forest City Enterprises, Inc., Class A	2
CareFusion Corp.	2
Hospira, Inc.	1
NV Energy, Inc.	1
Brookdale Senior Living, Inc.	1
Tenet Healthcare Corp.	1

Sector Allocations	Percent of Long-Term Investments
Financials	22%
Consumer Discretionary	14
Health Care	13
Industrials	13
Information Technology	12
Energy	10
Materials	7
Utilities	6
Consumer Staples	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund normally invests at least 80% of its assets in equity securities of mid cap companies.

[3]

This unmanaged index measures the performance of the mid-capitalization value sector of the US equity market. It is a subset of the S&P MidCap 400® Index and consists of those stocks in the S&P MidCap 400® Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400® Index.

Performance Summary for the Period Ended July 31, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(3.08)%	(2.04)%	N/A	2.34%	N/A	8.96%	N/A
Investor A	(3.26)	(2.42)	(7.54)%	1.98	0.88%	8.62	8.04%
Investor B	(3.76)	(3.33)	(7.68)	1.10	0.75	7.93	7.93
Investor C	(3.71)	(3.34)	(4.30)	0.96	0.96	7.65	7.65
Class R	(3.45)	(2.79)	N/A	1.57	N/A	8.32	N/A
S&P MidCap 400® Value Index	1.53	3.01	N/A	1.95	N/A	8.41	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During the Period[5]	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$969.20	$4.06	$1,000.00	$1,020.71	$4.17	0.83%
Investor A	$1,000.00	$967.40	$5.92	$1,000.00	$1,018.87	$6.07	1.21%
Investor B	$1,000.00	$962.40	$10.64	$1,000.00	$1,014.01	$10.92	2.18%
Investor C	$1,000.00	$962.90	$10.49	$1,000.00	$1,014.18	$10.77	2.15%
Class R	$1,000.00	$965.50	$7.67	$1,000.00	$1,017.08	$7.87	1.57%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain retirement plans. Prior to February 4, 2003, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s investment advisor waived a portion of its investment advisory fee. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on February 1, 2012 and held through July 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012

Schedule of Investments July 31, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.0%
Alliant Techsystems, Inc.	61,400	$2,844,048
Curtiss-Wright Corp.	56,500	1,693,305
Spirit AeroSystems Holdings, Inc., Class A (a)	161,000	3,783,500

		8,320,853
Airlines — 0.8%
Delta Air Lines, Inc. (a)	347,000	3,348,550
Auto Components — 0.9%
Lear Corp.	49,000	1,741,950
TRW Automotive Holdings Corp. (a)	52,000	2,043,600

		3,785,550
Automobiles — 0.3%
Thor Industries, Inc.	48,000	1,379,040
Biotechnology — 1.7%
United Therapeutics Corp. (a)	131,600	7,209,048
Building Products — 0.1%
Masco Corp.	35,200	423,456
Capital Markets — 0.4%
Jefferies Group, Inc.	141,600	1,775,664
Chemicals — 2.4%
Cytec Industries, Inc.	76,000	4,678,560
Huntsman Corp.	92,800	1,173,920
Rockwood Holdings, Inc.	91,600	4,050,552

		9,903,032
Commercial Banks — 4.7%
Associated Banc-Corp.	170,700	2,132,043
BancorpSouth, Inc.	137,800	1,996,722
Cullen/Frost Bankers, Inc.	38,800	2,146,028
East West Bancorp, Inc.	112,400	2,450,320
FirstMerit Corp.	133,100	2,156,220
Hancock Holding Co.	73,700	2,246,376
Synovus Financial Corp.	1,163,300	2,210,270
Trustmark Corp.	89,500	2,164,110
Webster Financial Corp.	104,700	2,148,444

		19,650,533
Commercial Services & Supplies — 0.6%
ACCO Brands Corp. (a)	279,500	2,367,365
Communications Equipment — 0.6%
JDS Uniphase Corp. (a)(b)	84,300	829,512
Polycom, Inc. (a)(b)	216,500	1,892,210

		2,721,722
Computers & Peripherals — 1.8%
Diebold, Inc.	25,800	834,630
NCR Corp. (a)(b)	223,900	5,221,348
QLogic Corp. (a)	111,565	1,287,460

		7,343,438
Construction & Engineering — 1.1%
Jacobs Engineering Group, Inc. (a)	50,800	1,959,356
KBR, Inc.	108,500	2,847,040

		4,806,396
Construction Materials — 0.4%
Martin Marietta Materials, Inc.	21,200	1,592,968
Consumer Finance — 0.6%
Discover Financial Services	65,300	2,348,188

Common Stocks	Shares	Value

Containers & Packaging — 2.2%
Owens-Illinois, Inc. (a)	164,700	$3,038,715
Packaging Corp. of America	125,300	3,857,987
Rock-Tenn Co., Class A	40,300	2,346,266

		9,242,968
Diversified Consumer Services — 0.5%
Regis Corp.	117,165	1,982,432
Electric Utilities — 2.2%
Hawaiian Electric Industries, Inc.	112,300	3,199,427
NV Energy, Inc.	318,400	5,823,536

		9,022,963
Electrical Equipment — 0.5%
AMETEK, Inc.	67,950	2,106,450
Electronic Equipment, Instruments & Components — 2.2%
Arrow Electronics, Inc. (a)	84,400	2,848,500
Avnet, Inc. (a)	108,000	3,402,000
Ingram Micro, Inc., Class A (a)	200,900	3,011,491

		9,261,991
Energy Equipment & Services — 1.6%
Dresser-Rand Group, Inc. (a)(b)	42,000	1,953,420
McDermott International, Inc. (a)	93,300	1,091,610
Patterson-UTI Energy, Inc.	145,300	2,249,244
Superior Energy Services, Inc. (a)	72,400	1,568,908

		6,863,182
Food Products — 2.0%
Ingredion, Inc.	39,700	2,061,224
The J.M. Smucker Co.	23,800	1,827,840
Smithfield Foods, Inc. (a)(b)	176,500	3,265,250
Tyson Foods, Inc., Class A	89,500	1,343,395

		8,497,709
Gas Utilities — 1.2%
UGI Corp.	168,200	5,155,330
Health Care Equipment & Supplies — 2.3%
Alere, Inc. (a)	181,154	3,418,376
CareFusion Corp. (a)	255,000	6,224,550

		9,642,926
Health Care Providers & Services — 7.7%
Brookdale Senior Living, Inc. (a)(b)	328,884	5,413,431
Coventry Health Care, Inc.	201,500	6,715,995
Health Net, Inc. (a)	139,900	3,080,598
Omnicare, Inc.	224,600	7,054,686
Tenet Healthcare Corp. (a)(b)	1,164,700	5,380,914
Universal Health Services, Inc., Class B	121,453	4,746,383

		32,392,007
Hotels, Restaurants & Leisure — 0.8%
Wyndham Worldwide Corp.	65,700	3,419,685
Household Durables — 3.1%
Jarden Corp. (a)	66,500	3,005,800
Lennar Corp., Class A	131,200	3,832,352
Newell Rubbermaid, Inc.	160,800	2,838,120
NVR, Inc. (a)	4,443	3,438,793

		13,115,065

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Household Products — 1.1%
The Clorox Co.	19,200	$1,396,032
Energizer Holdings, Inc.	42,700	3,320,779

		4,716,811
Insurance — 7.2%
Alleghany Corp. (a)	9,732	3,365,423
American Financial Group, Inc.	69,500	2,620,845
Arthur J. Gallagher & Co.	78,100	2,770,988
Everest Re Group Ltd.	51,200	5,207,040
Fidelity National Financial, Inc., Class A	260,600	4,852,372
Kemper Corp.	116,300	3,805,336
Protective Life Corp.	94,135	2,627,308
W.R. Berkley Corp.	132,500	4,853,475

		30,102,787
Internet Software & Services — 0.1%
Monster Worldwide, Inc. (a)(b)	81,100	587,975
IT Services — 1.8%
Acxiom Corp. (a)	199,700	3,348,969
Amdocs Ltd.	75,700	2,252,075
Convergys Corp.	118,700	1,749,638

		7,350,682
Leisure Equipment & Products — 1.1%
Mattel, Inc.	129,100	4,540,447
Machinery — 6.0%
AGCO Corp. (a)	77,600	3,401,984
Dover Corp.	66,600	3,627,702
Harsco Corp.	64,200	1,364,250
IDEX Corp.	67,300	2,567,495
Kennametal, Inc.	45,400	1,675,260
Navistar International Corp. (a)	59,600	1,466,160
Parker Hannifin Corp.	44,500	3,574,240
SPX Corp.	44,100	2,677,752
Terex Corp. (a)	54,500	1,062,750
Timken Co.	100,500	3,638,100

		25,055,693
Metals & Mining — 1.0%
Carpenter Technology Corp.	54,700	2,617,942
Cliffs Natural Resources, Inc.	42,000	1,717,380

		4,335,322
Multi-Utilities — 3.1%
Alliant Energy Corp.	93,822	4,382,425
MDU Resources Group, Inc.	207,900	4,654,881
OGE Energy Corp.	70,900	3,765,499

		12,802,805
Multiline Retail — 0.8%
Dollar Tree, Inc. (a)	41,200	2,074,008
J.C. Penney Co., Inc. (a)	48,100	1,082,731

		3,156,739
Oil, Gas & Consumable Fuels — 8.0%
Africa Oil Corp. (a)	511,327	3,869,943
Arch Coal, Inc.	168,600	1,215,606
Bill Barrett Corp. (a)(b)	79,300	1,670,058
Cabot Oil & Gas Corp.	108,200	4,564,958
Energen Corp.	44,900	2,299,329
HollyFrontier Corp.	93,854	3,509,201
Oasis Petroleum, Inc. (a)	165,456	4,331,638

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (concluded)
SM Energy Co.	113,900	$5,363,551
Ultra Petroleum Corp. (a)(b)	106,700	2,535,192
Whiting Petroleum Corp. (a)	102,700	4,149,080

		33,508,556
Paper & Forest Products — 0.5%
MeadWestvaco Corp.	80,900	2,297,560
Pharmaceuticals — 1.4%
Hospira, Inc. (a)(b)	170,300	5,917,925
Professional Services — 0.4%
Manpower, Inc.	46,800	1,665,144
Real Estate Investment Trusts (REITs) — 4.2%
BioMed Realty Trust, Inc.	135,800	2,553,040
CommonWealth REIT	108,375	1,976,760
Corporate Office Properties Trust (b)	165,900	3,692,934
DuPont Fabros Technology, Inc. (b)	254,000	6,832,600
Omega Healthcare Investors, Inc. (b)	105,300	2,552,472

		17,607,806
Real Estate Management & Development — 2.6%
CBRE Group, Inc., Class A (a)	274,338	4,274,186
Forest City Enterprises, Inc., Class A (a)	470,900	6,644,399

		10,918,585
Road & Rail — 0.9%
Con-way, Inc.	101,700	3,622,554
Semiconductors & Semiconductor Equipment — 2.1%
Atmel Corp. (a)(b)	228,100	1,336,666
Cree, Inc. (a)	25,000	598,750
Fairchild Semiconductor International, Inc. (a)(b)	238,100	3,300,066
ON Semiconductor Corp. (a)	314,100	2,179,854
RF Micro Devices, Inc. (a)(b)	373,900	1,450,732

		8,866,068
Software — 2.8%
Compuware Corp. (a)	460,300	4,239,363
Electronic Arts, Inc. (a)	202,400	2,230,448
Parametric Technology Corp. (a)	48,800	1,051,152
Synopsys, Inc. (a)(b)	88,700	2,686,723
Take-Two Interactive Software, Inc. (a)(b)	158,800	1,394,264

		11,601,950
Specialty Retail — 4.1%
American Eagle Outfitters, Inc.	128,363	2,672,518
Ascena Retail Group, Inc. (a)	77,000	1,412,180
Chico’s FAS, Inc.	219,400	3,361,208
Dick’s Sporting Goods, Inc.	47,700	2,343,024
Foot Locker, Inc.	62,757	2,072,236
Guess?, Inc.	74,300	2,236,430
Limited Brands, Inc.	62,600	2,976,630

		17,074,226
Textiles, Apparel & Luxury Goods — 2.1%
Hanesbrands, Inc. (a)(b)	139,400	4,184,788
PVH Corp.	41,400	3,288,402
The Warnaco Group, Inc. (a)	33,500	1,429,110

		8,902,300
Thrifts & Mortgage Finance — 2.3%
First Niagara Financial Group, Inc.	300,700	2,279,306
New York Community Bancorp, Inc.	369,500	4,796,110

See Notes to Financial Statements.

8	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Thrifts & Mortgage Finance (concluded)
Washington Federal, Inc.	154,900	$2,467,557

		9,542,973
Total Long-Term Investments (Cost — $368,283,450) — 98.3%		411,853,419

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (c)(d)	8,148,631	8,148,631

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.30% (c)(d)(e)	$48,679	48,678,608
Total Short-Term Securities (Cost — $56,827,239) — 13.6%		56,827,239
Total Investments (Cost — $425,110,689) — 111.9%		468,680,658
Liabilities in Excess of Other Assets — (11.9)%		(50,011,344)

Net Assets — 100.0%		$418,669,314

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at January 31, 2012	Net Activity	Shares/ Beneficial Interest Held at July 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	8,148,631	8,148,631	$6,708
BlackRock Liquidity Series LLC, Money Market Series	$47,654,480	$1,024,128	$48,678,608	$31,454

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	$411,853,419	—	—	$411,853,419
Short-Term Securities	8,148,631	$48,678,608	—	56,827,239

Total	$420,002,050	$48,678,608	—	$468,680,658

[1]	See above Schedule of Investments for values in each industry.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency	$118	—	—	$118
Liabilities:
Collateral on securities loaned at value	—	$(48,678,608)	—	(48,678,608)

Total	$118	$(48,678,608)	—	$(48,678,490)

There were no transfers between levels during the six months ended July 31, 2012.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012	9

Statement of Assets and Liabilities

July 31, 2012 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned of $46,991,434) (cost — $368,283,450)	$411,853,419
Investments at value — affiliated (cost — $56,827,239)	56,827,239
Investments sold receivable	2,867,963
Capital shares sold receivable	1,001,325
Dividends receivable	208,787
Securities lending income receivable — affiliated	4,925
Foreign currency at value (cost — $116)	118
Prepaid expenses	3,506

Total assets	472,767,282

Liabilities
Collateral on securities loaned at value	48,678,608
Investments purchased payable	3,426,539
Capital shares redeemed payable	1,400,325
Investment advisory fees payable	230,816
Service and distribution fees payable	114,452
Officer’s and Directors’ fees payable	4,364
Other affiliates payable	2,193
Other accrued expenses payable	240,671

Total liabilities	54,097,968

Net Assets	$418,669,314

Net Assets Consist of
Paid-in capital	$415,215,607
Distributions in excess of net investment income	(12,117)
Accumulated net realized loss	(40,104,147)
Net unrealized appreciation/depreciation	43,569,971

Net Assets	$418,669,314

Net Asset Value
Institutional — Based on net assets of $120,031,760 and 6,948,021 shares outstanding, 20 million shares authorized, $0.10 par value	$17.28

Investor A — Based on net assets of $182,939,278 and 10,865,670 shares outstanding, 40 million shares authorized, $0.10 par value	$16.84

Investor B — Based on net assets of $4,067,232 and 264,598 shares outstanding, 40 million shares authorized, $0.10 par value	$15.37

Investor C — Based on net assets of $56,497,180 and 3,748,437 shares outstanding, 40 million shares authorized, $0.10 par value	$15.07

Class R — Based on net assets of $55,133,864 and 3,520,237 shares outstanding, 40 million shares authorized, $0.10 par value	$15.66

See Notes to Financial Statements.

10	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012

Statement of Operations

Six Months Ended July 31, 2012 (Unaudited)

Investment Income
Dividends — unaffiliated	$2,734,434
Securities lending — affiliated	31,454
Dividends — affiliated	6,708

Total income	2,772,596

Expenses
Investment advisory	1,402,424
Service — Investor A	229,921
Service and distribution — Investor B	24,726
Service and distribution — Investor C	301,508
Service and distribution — Class R	143,336
Transfer agent — Institutional	57,810
Transfer agent — Investor A	198,726
Transfer agent — Investor B	11,134
Transfer agent — Investor C	123,899
Transfer agent — Class R	93,644
Accounting services	50,419
Professional	34,968
Printing	31,958
Custodian	29,832
Registration	20,969
Officer and Directors	11,960
Miscellaneous	20,609

Total expenses	2,787,843
Less fees waived by advisor	(3,130)

Total expenses after fees waived	2,784,713

Net investment loss	(12,117)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	15,356,557
Foreign currency transactions	(28,620)

15,327,937

Net change in unrealized appreciation/depreciation on:
Investments	(29,661,136)
Foreign currency translations	2

(29,661,134)

Total realized and unrealized loss	(14,333,197)

Net Decrease in Net Assets Resulting from Operations	$(14,345,314)

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012	11

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended July 31, 2012 (Unaudited)	Year Ended January 31, 2012

Operations
Net investment income (loss)	$(12,117)	$842,834
Net realized gain	15,327,937	27,452,774
Net change in unrealized appreciation/depreciation	(29,661,134)	(18,920,173)

Net increase (decrease) in net assets resulting from operations	(14,345,314)	9,375,435

Dividends to Shareholders From
Net investment income:
Institutional	(619,735)	(569,780)
Investor A	(355,098)	(706,649)

Decrease in net assets resulting from dividends to shareholders	(974,833)	(1,276,429)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	4,327,890	34,879,662

Net Assets
Total increase (decrease) in net assets	(10,992,257)	42,978,668
Beginning of period	429,661,571	386,682,903

End of period	$418,669,314	$429,661,571

Undistributed net investment income (loss)	$(12,117)	$974,833

See Notes to Financial Statements.

12	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012

Financial Highlights

	Institutional
	Six Months Ended July 31, 2012 (Unaudited)		Year Ended January 31,
			2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$17.92		$17.48	$13.08	$9.37	$14.80	$18.79

Net investment income[1]	0.04		0.12	0.14	0.06	0.11	0.05
Net realized and unrealized gain (loss)	(0.59)		0.43	4.26	3.73	(5.42)	(0.81)

Net increase (decrease) from investment operations	(0.55)		0.55	4.40	3.79	(5.31)	(0.76)

Dividends and distributions from:
Net investment income	(0.09)		(0.11)	—	(0.08)	—	—
Net realized gain	—		—	—	—	(0.12)	(3.23)

Total dividends and distributions	(0.09)		(0.11)	—	(0.08)	(0.12)	(3.23)

Net asset value, end of period	$17.28		$17.92	$17.48	$13.08	$9.37	$14.80

Total Investment Return[2]
Based on net asset value	(3.08)%	[3]	3.10%	33.64%	40.63% [4]	(36.16)%	(5.36)%

Ratios to Average Net Assets
Total expenses	0.84%	[5]	0.89%	0.94%	1.04%	0.98%	0.93%

Total expenses after fees waived	0.83%	[5]	0.88%	0.94%	1.04%	0.98%	0.93%

Total expenses after fees waived and excluding excise tax	0.83%	[5]	0.88%	0.94%	1.04%	0.98%	0.93%

Net investment income	0.45%	[5]	0.70%	0.93%	0.53%	0.84%	0.29%

Supplemental Data
Net assets, end of period (000)	$120,032		$120,322	$83,905	$60,549	$46,590	$78,988

Portfolio turnover	24%		68%	54%	106%	154%	148%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 40.20%.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012	13

Financial Highlights (continued)

	Investor A
	Six Months Ended July 31, 2012 (Unaudited)	Year Ended January 31,
		2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$17.44	$17.04	$12.79	$9.16	$14.52	$18.49

Net investment income (loss)[1]	0.01	0.06	0.09	0.02	0.06	(0.00	) [2]
Net realized and unrealized gain (loss)	(0.58)	0.41	4.16	3.65	(5.30)	(0.79)

Net increase (decrease) from investment operations	(0.57)	0.47	4.25	3.67	(5.24)	(0.79)

Dividends and distributions from:
Net investment income	(0.03)	(0.07)	—	(0.04)	—	—
Net realized gain	—	—	—	—	(0.12)	(3.18)

Total dividends and distributions	(0.03)	(0.07)	—	(0.04)	(0.12)	(3.18)

Net asset value, end of period	$16.84	$17.44	$17.04	$12.79	$9.16	$14.52

Total Investment Return[3]
Based on net asset value	(3.26)%[4]	2.73%	33.23%	40.10% [5]	(36.39)%	(5.64)%

Ratios to Average Net Assets
Total expenses	1.21%[6]	1.22%	1.28%	1.42%	1.36%	1.24%

Total expenses after fees waived	1.21%[6]	1.21%	1.28%	1.42%	1.36%	1.24%

Total expenses after fees waived and excluding excise tax	1.21%[6]	1.21%	1.28%	1.42%	1.36%	1.24%

Net investment income (loss)	0.08%[6]	0.36%	0.59%	0.17%	0.46%	(0.02)%

Supplemental Data
Net assets, end of period (000)	$182,939	$182,931	$152,037	$101,184	$64,948	$110,362

Portfolio turnover	24%	68%	54%	106%	154%	148%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 39.66%.

[6]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012

Financial Highlights (continued)

	Investor B
	Six Months Ended July 31, 2012 (Unaudited)	Year Ended January 31,
		2012	2011	2010		2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$ 15.97	$ 15.69	$ 11.88	$ 8.55		$ 13.66	$ 17.54

Net investment loss[1]	(0.07)	(0.09)	(0.04)	(0.08)		(0.04)	(0.14)
Net realized and unrealized gain (loss)	(0.53)	0.37	3.85	3.41		(4.96)	(0.74)

Net increase (decrease) from investment operations	(0.60)	0.28	3.81	3.33		(5.00)	(0.88)

Distributions from net realized gain	—	—	—	—		(0.11)	(3.00)

Net asset value, end of period	$ 15.37	$ 15.97	$ 15.69	$ 11.88		$ 8.55	$ 13.66

Total Investment Return[2]
Based on net asset value	(3.76)%[3]	1.78%	32.07%	38.95%	[4]	(36.91)%	(6.38)%

Ratios to Average Net Assets
Total expenses	2.18%[5]	2.15%	2.17%	2.26%		2.12%	2.04%

Total expenses after fees waived	2.18%[5]	2.15%	2.17%	2.26%		2.12%	2.04%

Total expenses after fees waived and excluding excise tax	2.18%[5]	2.15%	2.17%	2.26%		2.12%	2.04%

Net investment loss	(0.90)%[5]	(0.56)%	(0.27)%	(0.77)%		(0.34)%	(0.83)%

Supplemental Data
Net assets, end of period (000)	$ 4,067	$ 5,893	$ 8,551	$12,708		$20,131	$46,499

Portfolio turnover	24%	68%	54%	106%		154%	148%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 38.60%.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012	15

Financial Highlights (continued)

	Investor C
	Six Months Ended July 31, 2012 (Unaudited)		Year Ended January 31,
			2012	2011	2010		2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$ 15.65		$ 15.39	$ 11.67	$ 8.41		$ 13.47	$ 17.36

Net investment loss[1]	(0.07)		(0.09)	(0.05)	(0.09)		(0.06)	(0.16)
Net realized and unrealized gain (loss)	(0.51)		0.35	3.77	3.35		(4.90)	(0.72)

Net increase (decrease) from investment operations	(0.58)		0.26	3.72	3.26		(4.96)	(0.88)

Distributions from net realized gain	—		—	—	—		(0.10)	(3.01)

Net asset value, end of period	$ 15.07		$ 15.65	$ 15.39	$ 11.67		$ 8.41	$ 13.47

Total Investment Return[2]
Based on net asset value	(3.71)%	[3]	1.69%	31.88%	38.76%	[4]	(37.06)%	(6.50)%

Ratios to Average Net Assets
Total expenses	2.15%	[5]	2.17%	2.27%	2.48%		2.35%	2.15%

Total expenses after fees waived	2.15%	[5]	2.16%	2.27%	2.47%		2.35%	2.15%

Total expenses after fees waived and excluding excise tax	2.15%	[5]	2.16%	2.27%	2.47%		2.35%	2.15%

Net investment loss	(0.86)%	[5]	(0.58)%	(0.39)%	(0.92)%		(0.54)%	(0.93)%

Supplemental Data
Net assets, end of period (000)	$56,497		$63,272	$70,795	$57,113		$47,034	$85,547

Portfolio turnover	24%		68%	54%	106%		154%	148%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 38.29%.

[5]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012

Financial Highlights (concluded)

	Class R
	Six Months Ended July 31, 2012 (Unaudited)		Year Ended January 31,
			2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$ 16.22		$ 15.85	$ 11.94	$ 8.56	$ 13.63	$ 17.58

Net investment income (loss)[1]	(0.02)		(0.00)[2]	0.03	(0.02)	0.01	(0.07)
Net realized and unrealized gain (loss)	(0.54)		0.37	3.88	3.40	(4.97)	(0.74)

Net increase (decrease) from investment operations	(0.56)		0.37	3.91	3.38	(4.96)	(0.81)

Dividends and distributions from:
Net investment income	—		—	—	(0.00)[2]	—	—
Net realized gain	—		—	—	—	(0.11)	(3.14)

Total dividends and distributions	—		—	—	(0.00)[2]	(0.11)	(3.14)

Net asset value, end of period	$ 15.66		$ 16.22	$ 15.85	$ 11.94	$ 8.56	$ 13.63

Total Investment Return[3]
Based on net asset value	(3.45)%	[4]	2.33%	32.75%	39.50% [5]	(36.66)%	(6.02)%

Ratios to Average Net Assets
Total expenses	1.57%	[6]	1.60%	1.65%	1.81%	1.78%	1.64%

Total expenses after fees waived	1.57%	[6]	1.60%	1.65%	1.80%	1.78%	1.64%

Total expenses after fees waived and excluding excise tax	1.57%	[6]	1.60%	1.65%	1.80%	1.78%	1.64%

Net investment income (loss)	(0.28)%	[6]	(0.02)%	0.22%	(0.22)%	0.07%	(0.39)%

Supplemental Data
Net assets, end of period (000)	$55,134		$57,244	$71,394	$50,310	$33,540	$49,550

Portfolio turnover	24%		68%	54%	106%	154%	148%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 39.15%.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012	17

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Mid Cap Value Opportunities Fund (the “Fund”) of BlackRock Mid Cap Value Opportunities Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

In the event that application of these methods of valuation results in a price for an investment, that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the

18	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012

Notes to Financial Statements (continued)

investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended July 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended January 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or that class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012	19

Notes to Financial Statements (continued)

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.65%
$1 billion - $3 billion	0.61%
$3 billion - $5 billion	0.59%
$5 billion - $10 billion	0.57%
Greater than $10 billion	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended July 31, 2012, the Fund reimbursed the Manager $1,999 for certain accounting services, which is included in accounting services in the Statement of Operations

The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended July 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $5,164.

For the six months ended July 31, 2012, affiliates received CDSC as follows:

Investor A	$728
Investor B	$1,607
Investor C	$888

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended July 31, 2012, the Fund paid $2,674 to affiliates in return for services to Institutional shareholders, which is included in transfer agent in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended July 31, 2012, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$755
Investor A	$3,307
Investor B	$209
Investor C	$1,103
Class R	$689

The Corporation, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived

20	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012

Notes to Financial Statements (continued)

from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund is shown as securities lending — affiliated in the Statement of Operations. For the six months ended July 31, 2012, BIM received $16,992 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended July 31, 2012, were $103,391,777 and $104,604,208, respectively.

4. Borrowings:

The Corporation, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the six months ended July 31, 2012.

5. Income Tax Information:

As of January 31, 2012, the Fund had a capital loss carryforward of $51,277,352 available to offset future realized capital gains, all of which expires January 31, 2018.

As of July 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$429,265,421

Gross unrealized appreciation	$69,851,843
Gross unrealized depreciation	(30,436,606)

Net unrealized appreciation	$39,415,237

6. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of July 31, 2012, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012	21

Notes to Financial Statements (concluded)

7. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended July 31, 2012		Year Ended January 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,056,733	$19,157,564	4,109,012	$70,370,880
Shares issued to shareholders in reinvestment of dividends	26,052	457,484	28,586	530,557
Shares redeemed	(850,408)	(15,361,609)	(2,221,075)	(37,522,051)

Net increase	232,377	$4,253,439	1,916,523	$33,379,386

Investor A
Shares sold and automatic conversion of shares	1,778,514	$31,169,721	5,469,175	$94,004,870
Shares issued to shareholders in reinvestment of dividends	19,834	339,577	37,113	671,759
Shares redeemed	(1,423,165)	(25,054,834)	(3,939,272)	(66,582,858)

Net increase	375,183	$6,454,464	1,567,016	$28,093,771

Investor B
Shares sold	9,947	$160,890	30,429	$474,758
Shares redeemed and automatic conversion of shares	(114,390)	(1,843,508)	(206,367)	(3,218,072)

Net decrease	(104,443)	$(1,682,618)	(175,938)	$(2,743,314)

Investor C
Shares sold	246,956	$3,918,833	737,500	$11,284,800
Shares redeemed	(540,416)	(8,529,940)	(1,297,082)	(19,790,286)

Net decrease	(293,460)	$(4,611,107)	(559,582)	$(8,505,486)

Class R
Shares sold	648,375	$10,633,154	1,722,287	$27,355,609
Shares redeemed	(657,516)	(10,719,442)	(2,696,984)	(42,700,304)

Net decrease	(9,141)	$(86,288)	(974,697)	$(15,344,695)

Total Net Increase	200,516	$4,327,890	1,773,322	$34,879,662

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Mid Cap Value Opportunities Fund (the “Fund”), a series of BlackRock Mid Cap Value Opportunities Series, Inc. (the “Corporation”), met on April 10, 2012 and May 8-9, 2012 to consider the approval of the Corporation’s investment advisory agreement (the “Advisory Agreement”), on behalf of the Fund, with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the

Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 10, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012	23

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Fund fees and expenses and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 10, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 10, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 8-9, 2012 Board meeting.

At an in-person meeting held on May 8-9, 2012, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of the Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the

24	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

April 10, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012	25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of the Fund, for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

26	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director

Fred G.Weiss, Vice Chairman of the Board and Director

Paul L. Audet, Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Laurence D. Fink, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and

Anti-Money Laundering Officer

Benjamin Archibald, Secretary1

[1]	Effective May 8, 2012, Ira P. Shapiro resigned as Secretary of the Fund and Benjamin Archibald became Secretary of the Fund.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC

Princeton, NJ 08540

Custodian

The Bank of New York Mellon

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012	27

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

28	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012	29

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Managed Volatility Portfolio†

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock US Mortgage Portfolio

BlackRock World Income Fund

Municipal Bond Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

30	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2012

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#MIDCAPVAL-7/12-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not

Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Date:	October 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Date:	October 3, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Date:	October 3, 2012